[LOGO OF METLIFE]                             INDIVIDUAL VARIABLE ANNUITY APPLICATION                 SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                    MetLife Insurance Company USA ("MetLife")
1209 Orange Street . Wilmington, DE 19801                        Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                              For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266
MetLife Variable Annuity Series S                                                                FOR ASSISTANCE CALL: THE SALES DESK

PRODUCT SELECTION (PLEASE SELECT ONE)

[_] Series S (Standard)   [_] Series S with L-Share Option

ACCOUNT INFORMATION

1. ANNUITANT

__________________________________________________________________________   Social
Name          (First)              (Middle)         (Last)                   Security Number ___________ -- __________ -- _________

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) ________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.

                                                                             Social
                                                                             Security/Tax ID Number ________ -- _______ -- ________
__________________________________________________________________________
Name          (First)              (Middle)         (Last)

                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) ________________________________________

3. JOINT OWNER
                                                                             Social
                                                                             Security Number ___________ -- __________ -- _________
__________________________________________________________________________
Name          (First)              (Middle)         (Last)
                                                                             Relationship to Owner ________________________________

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) ________________________________________

4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                      /   /                    -    -
------------------------------------------------------------------------------------------------------------------------------------
Primary Name                    Relationship                                       Date of Birth        Social Security Number    %

                                                                                      /   /                    -    -
------------------------------------------------------------------------------------------------------------------------------------
Primary Name                    Relationship                                       Date of Birth        Social Security Number    %

                                                                                      /   /                    -    -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                 Relationship                                       Date of Birth        Social Security Number    %

                                                                                      /   /                    -    -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                 Relationship                                       Date of Birth        Social Security Number    %

ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT,
ARE VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

5. PLAN TYPE                                                                              6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                               Funding Source of Purchase Payment
                                                                                          ----------------------------------
.. NON-QUALIFIED ...............[_]                                                        [_] 1035 Exchange/Transfer  [_] Check
                                                                                          [_] Wire
.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year _______  Initial Purchase
                                                                                          Payment $________________________________
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year _______     Make Check Payable to MetLife Insurance
                                                                                             Company USA
.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year _______
                                                                                          (Estimate dollar amount for 1035
* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                        exchanges, transfers, rollovers, etc.)

                                                                                          Minimum Initial Purchase Payment:
                                                                                            $5,000 Non-Qual./$2,000 Qual. - Series S
                                                                                            (Stand.)
                                                                                            $10,000 Non-Qualified/Qualified - Series
                                                                                            S with L-Share Option


8406 (6/11)                                                  [BAR CODE]                                                      APPSLWG
                                                                                                                            MAY 2016
                                                               Page 1

RIDERS

7. BENEFIT RIDERS (Subject to state availability and age restrictions. Other restrictions may apply.)

THESE RIDERS MAY ONLY BE CHOSEN AT THE TIME OF APPLICATION. PLEASE NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE
ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1)   LIVING BENEFIT RIDER* (Optional. Only one of the following riders may be elected.)
     GUARANTEED LIFETIME WITHDRAWAL BENEFIT (FLEXCHOICE (GLWB))
     [_] FlexChoice Level
     [_] FlexChoice Expedite

     GUARANTEED WITHDRAWAL BENEFIT (GWB)
     [_] GWB v1
     * LIVING BENEFIT RIDERS ARE NOT AVAILABLE WITH NON-QUALIFIED DECEDENT CONTRACTS. GWB IS THE ONLY LIVING BENEFIT RIDER AVAILABLE
       WITH DECEDENT IRA CONTRACTS.

2)   DEATH BENEFIT RIDERS (The Principal Protection option will be provided at no additional charge.)

SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?                     [_] Yes   [_] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?         [_] Yes   [_] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.
Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

9. FRAUD STATEMENT AND DISCLOSURE

NOTICE TO APPLICANT:
ALABAMA, ARKANSAS, DISTRICT OF COLUMBIA, LOUISIANA, NEW MEXICO, OHIO, RHODE ISLAND AND WEST VIRGINIA RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.
COLORADO RESIDENTS ONLY: It is unlawful to knowingly provide false, incomplete or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado
Division of Insurance within the Department of Regulatory Agencies.
FLORIDA RESIDENTS ONLY: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE ANY INSURER FILES A STATEMENT OF
CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.
KENTUCKY RESIDENTS ONLY: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.
MAINE, TENNESSEE, VIRGINIA AND WASHINGTON RESIDENTS ONLY: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING
INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES INCLUDE IMPRISONMENT, FINES AND DENIAL OF
INSURANCE BENEFITS.
MASSACHUSETTS RESIDENTS ONLY: The variable annuity for which you are making this application gives us the right to restrict or discontinue allocations of purchase payments to the Fixed Account and reallocation from the Subaccounts to the Fixed Account. This discontinuance right may be exercised for reasons which include but are not limited to our ability to support the minimum guaranteed interest rate of the Fixed Account when the yields on our Investments would not be sufficient to do so. This discontinuance will not be exercised in an unfairly discriminatory manner. The prospectus also contains additional information about our right to restrict access to the Fixed Account in the future. BY SIGNING THIS APPLICATION, I ACKNOWLEDGE THAT I HAVE RECEIVED, READ AND UNDERSTOOD THE
STATEMENTS IN THIS APPLICATION AND IN THE PROSPECTUS THAT THE FIXED ACCOUNT MAY NOT BE AVAILABLE AT SOME POINT DURING THE LIFE OF
THE CONTRACT INCLUDING POSSIBLY WHEN THIS CONTRACT IS ISSUED.
NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.
OKLAHOMA RESIDENTS ONLY: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.
PENNSYLVANIA RESIDENTS ONLY: ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT
ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

8406 (6/11)                                                    Page 2                                                        APPSLWG
                                                                                                                            MAY 2016

10. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of MetLife, MetLife Investors USA Separate Account A. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION
IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

I HAVE READ THE STATE FRAUD STATEMENT IN SECTION 9 ABOVE APPLICABLE TO ME.



------------------------------------------------------------------------------------------------------------------------------------
(Owner Signature & Title, Annuitant unless otherwise noted)



------------------------------------------------------------------------------------------------------------------------------------
(Joint Owner Signature & Title)



------------------------------------------------------------------------------------------------------------------------------------
(Signature of Annuitant if other than Owner)

Signed at __________________________________________________________________________  Date _________________________________________
                                   (City)                        (State)

11. AGENT'S REPORT

ALL INFORMATION PROVIDED BY THE APPLICANT HAS BEEN TRULY AND ACCURATELY RECORDED.

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes [_] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes [_] No
If "Yes," applicable disclosure and replacement forms must be attached.



------------------------------------------------------------------------------------------------------------------------------------
Agent's Signature                                                                          Phone


------------------------------------------------------------------------------------------------------------------------------------
Agent's Name and Number


------------------------------------------------------------------------------------------------------------------------------------
Name and Address of Firm


------------------------------------------------------------------------------------------------------------------------------------
State License ID Number (Required for FL)


------------------------------------------------------------------------------------------------------------------------------------
Client Account Number

Home Office Program Information:
--------------------------------

Select one. Once selected, the option cannot be changed.
Option A __________   Option B __________


8406 (6/11)                                                    Page 3                                                        APPSLWG
                                                                                                                            MAY 2016

PURCHASE PAYMENT ALLOCATION SECTIONS

INSTRUCTIONS AND INFORMATION:

IMPORTANT: THE PURCHASE PAYMENT ALLOCATION SECTION THAT YOU MUST COMPLETE WILL DEPEND UPON THE RIDER ELECTIONS MADE IN SECTION 7 ("BENEFIT RIDERS") ON PAGE 2. PLEASE SEE BELOW FOR DETAILS. SIGNATURES ARE REQUIRED IN SECTION 10.

..  IF YOU ELECTED FLEXCHOICE LEVEL OR FLEXCHOICE EXPEDITE, COMPLETE SECTION 1
   BELOW.
..  IF YOU ELECTED GWB V1, >> complete Section 2 on page 5.
.. IF YOU DID NOT ELECT FLEXCHOICE LEVEL, FLEXCHOICE EXPEDITE, OR GWB V1, >> complete Section 3 ("Other Rider Elections") on page 6.

PLEASE NOTE: THE PROTECTED GROWTH STRATEGY PORTFOLIOS ARE DESIGNED TO REDUCE VOLATILITY OF RETURNS. ALTHOUGH YOU MAY HAVE LESS RISK FROM MARKET DOWNTURNS, YOU MAY ALSO HAVE LESS OPPORTUNITY TO BENEFIT FROM MARKET GAINS.

SECTION 1. COMPLETE ONLY IF FLEXCHOICE LEVEL OR FLEXCHOICE EXPEDITE IS ELECTED.

.. Indicate the percentage each portfolio should receive. Allocations must be whole percentages and total 100%. Unless otherwise directed, subsequent purchase payments will also be directed to the target Purchase Payment Allocations indicated below.

.. If allocations are made to the portfolios in this section, they will automatically be rebalanced on a quarterly basis.

                                                                                                    Purchase
                                                                                                     Payment
                                                                                                   Allocation
   PLATFORM 1: You must allocate at least 80% of your purchase payment to these portfolios:
                                 ------------
      PROTECTED GROWTH STRATEGY PORTFOLIOS
      AB Global Dynamic Allocation Portfolio                                                           ______%
      Allianz Global Investors Dynamic Multi-Asset Plus Portfolio                                      ______%
      AQR Global Risk Balanced Portfolio                                                               ______%
      BlackRock Global Tactical Strategies Portfolio                                                   ______%
      Invesco Balanced-Risk Allocation Portfolio                                                       ______%
      JPMorgan Global Active Allocation Portfolio                                                      ______%
      MetLife Balanced Plus Portfolio                                                                  ______%
      MetLife Multi-Index Targeted Risk Portfolio                                                      ______%
      PanAgora Global Diversified Risk Portfolio                                                       ______%
      Pyramis(R) Managed Risk Portfolio                                                                ______%
      Schroders Global Multi-Asset Portfolio                                                           ______%

      Barclays Aggregate Bond Index Portfolio                                                          ______%
      Pyramis(R) Government Income Portfolio                                                           ______%

                                                      PLATFORM 1 SUBTOTAL (MUST BE AT LEAST 80%)       ______%

   PLATFORM 2: You may allocate no more than 20% of your purchase payment to these portfolios:
                                ----------------
      MetLife Asset Allocation 20 Portfolio                                                            ______%
      MetLife Asset Allocation 40 Portfolio                                                            ______%
      MetLife Asset Allocation 60 Portfolio                                                            ______%
      American Funds(R) Balanced Allocation Portfolio                                                  ______%
      American Funds(R) Moderate Allocation Portfolio                                                  ______%
      SSGA Growth and Income ETF Portfolio                                                             ______%
                                                        PLATFORM 2 SUBTOTAL (MAY NOT EXCEED 20%)       ______%

   -----------------------------------------------------------------------------------------------------------
                                                              TOTAL PURCHASE PAYMENT ALLOCATION:       ______%
                                       Add subtotals for Platforms 1 and 2 here. Must equal 100%


                                    Page 4                  ADMINVA-SLWG (05/16)

PURCHASE PAYMENT ALLOCATION SECTIONS

SECTION 2. COMPLETE ONLY IF GWB IS ELECTED.

..  Complete Section 2 below for your initial Purchase Payment Allocation.

INVESTMENT INSTRUCTIONS AND ELECTION
.. Indicate the percentage each portfolio should receive. Allocations must be whole percentages and the section must total 100%. Unless otherwise directed, subsequent purchase payments will also be directed to the target Purchase Payment Allocations indicated below.

                                                                              Purchase
                                                                               Payment
                                                                             Allocation
      PROTECTED GROWTH STRATEGY PORTFOLIOS
      ------------------------------------
      AB Global Dynamic Allocation Portfolio                                     ______%
      Allianz Global Investors Dynamic Multi-Asset Plus Portfolio                ______%
      AQR Global Risk Balanced Portfolio                                         ______%
      BlackRock Global Tactical Strategies Portfolio                             ______%
      Invesco Balanced-Risk Allocation Portfolio                                 ______%
      JPMorgan Global Active Allocation Portfolio                                ______%
      MetLife Balanced Plus Portfolio                                            ______%
      MetLife Multi-Index Targeted Risk Portfolio                                ______%
      PanAgora Global Diversified Risk Portfolio                                 ______%
      Pyramis(R) Managed Risk Portfolio                                          ______%
      Schroders Global Multi-Asset Portfolio                                     ______%

      Barclays Aggregate Bond Index Portfolio                                    ______%
      Pyramis(R) Government Income Portfolio                                     ______%

      ----------------------------------------------------------------------------------
                                                   TOTAL MUST EQUAL 100%         ______%

                                    Page 5                  ADMINVA-SLWG (05/16)

PURCHASE PAYMENT ALLOCATION SECTIONS

SECTION 3. COMPLETE ONLY IF FLEXCHOICE LEVEL, FLEXCHOICE EXPEDITE, OR GWB RIDERS ARE NOT ELECTED.
..  If you want to select the optional Dollar Cost Averaging (DCA) program, please also complete Section 3a.
..  Complete Section 3b below for your initial Purchase Payment Allocation.

SECTION 3A. DOLLAR COST AVERAGING PROGRAM ELECTION AND TARGET ALLOCATION INSTRUCTIONS (OPTIONAL)

When checked below, I authorize a portion of my purchase payment to be allocated to the Dollar Cost Averaging Program elected below. Only one program may be elected at a time. Please allocate a sufficient portion of your initial purchase payment to the source fund (BlackRock Ultra-Short Term Bond Portfolio) and also complete the Target DCA Instructions column in Section 3b below.

Transfers will begin on the date the purchase payment is allocated and on that same day each month thereafter. If the allocation date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, transfers will be made on the next business day.

If you terminate a dollar cost averaging program, or if the program is terminated on account of notice of your death, we will treat the termination as your request to transfer any remaining monies to the Subaccounts in accordance with the percentages you have chosen (unless you specified otherwise).

DOLLAR COST AVERAGING PROGRAM (DCA)

The DCA transfers will be made from the BlackRock Ultra-Short Term Bond Portfolio. Periodic transfers from this source fund will be made to the investment portfolios in the amounts selected below.

[_] $_____________ per month until the account is depleted

[_] $_____________ per month for:

    [_] 12 Months    [_] 24 Months    [_] 36 Months    [_] 48 Months
    [_] 60 Months    [_] Other ______ Months

SECTION 3B. INVESTMENT INSTRUCTIONS AND ELECTIONS

Choose from the portfolios listed below. Indicate the percentage each portfolio should receive. Allocations must be whole percentages and total 100%. Unless otherwise directed, subsequent purchase payments will also be directed to the target Purchase Payment Allocations indicated below.


                                         Purchase      Target                                                Purchase      Target
                                          Payment       DCA                                                   Payment       DCA
                                        Allocation  Instructions                                            Allocation  Instructions
ASSET ALLOCATION PORTFOLIOS
---------------------------
American Funds(R) Balanced Allocation     ______%      ______%    BlackRock Ultra-Short Term Bond             ______%      ______%
  Portfolio                                                         Portfolio
American Funds(R) Growth Allocation       ______%      ______%
  Portfolio
American Funds(R) Moderate Allocation     ______%      ______%
  Portfolio
MetLife Asset Allocation 20 Portfolio     ______%      ______%
MetLife Asset Allocation 40 Portfolio     ______%      ______%    Barclays Aggregate Bond Index Portfolio     ______%      ______%
MetLife Asset Allocation 60 Portfolio     ______%      ______%    Pyramis(R) Government Income Portfolio      ______%      ______%
MetLife Asset Allocation 80 Portfolio     ______%      ______%
MetLife Asset Allocation 100 Portfolio    ______%      ______%
SSGA Growth and Income ETF Portfolio      ______%      ______%
SSGA Growth ETF Portfolio                 ______%      ______%

PROTECTED GROWTH STRATEGY PORTFOLIOS
------------------------------------
AB Global Dynamic Allocation Portfolio    ______%      ______%
Allianz Global Investors Dynamic          ______%      ______%
  Multi-Asset Plus Portfolio
AQR Global Risk Balanced Portfolio        ______%      ______%
BlackRock Global Tactical Strategies      ______%      ______%
  Portfolio
Invesco Balanced-Risk Allocation          ______%      ______%
  Portfolio
JPMorgan Global Active Allocation         ______%      ______%
  Portfolio
MetLife Balanced Plus Portfolio           ______%      ______%
MetLife Multi-Index Targeted Risk         ______%      ______%
  Portfolio
PanAgora Global Diversified Risk          ______%      ______%
  Portfolio
Pyramis(R) Managed Risk Portfolio         ______%      ______%    ------------------------------------------------------------------
Schroders Global Multi-Asset Portfolio    ______%      ______%    BOTH TOTALS MUST EQUAL 100%               ______%        ______%


                                   Page 6                   ADMINVA-SLWG (05/16)

OPTIONAL PROGRAMS

4. REBALANCING PROGRAM

THE REBALANCING PROGRAM IS ONLY AVAILABLE IF MORE THAN ONE PORTFOLIO IS
SELECTED.
IF A FLEXCHOICE RIDER IS ELECTED, DO NOT COMPLETE THIS SECTION. REBALANCING WILL OCCUR AUTOMATICALLY ON A QUARTERLY BASIS.
--------------------------------------------------------------------------------
When checked below, I authorize MetLife to automatically rebalance my investment portfolios to the allocation percentage levels selected in Section 2 or Section 3b, or as I may otherwise direct by Notice to MetLife.

Frequency: [_] Monthly  [_] Quarterly  [_] Semiannually  [_] Annually

If the rebalancing transfer date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, the transfer will occur on the next business day. If a DCA program is elected, rebalancing shall be based on the transfer allocations selected for such program. You should understand that, unless this program is terminated, subsequent purchase payment allocations and transfers will be rebalanced under this program to the percentages selected. Termination or modification of this program must be by Notice to MetLife. This program will be terminated upon notice to MetLife of your death.

5. SYSTEMATIC WITHDRAWAL PROGRAM

DO NOT COMPLETE FOR REQUIRED MINIMUM DISTRIBUTIONS (RMDS) - USE SEPARATE RMD FORM OR CONTACT THE ANNUITY SERVICE CENTER.

A. SOURCE: I authorize Systematic Withdrawals (minimum $100) from my Account Value to commence as indicated below (check one). Once the Program is initiated, payments will continue until you notify the Annuity Service Center to cancel them, either in writing or by telephone. This program will be terminated upon notice to MetLife of your death.

   IMPORTANT:
   Please review your contract and/or prospectus for detailed information regarding early withdrawal penalties and other withdrawal provisions.

   If you elect a FlexChoice or GWB rider, cumulative withdrawals that exceed the Annual Benefit Payment in any contract year may significantly reduce the value of the FlexChoice or GWB benefit. If you have elected a FlexChoice or GWB rider, you should carefully consider when to begin taking withdrawals. Waiting to take your first withdrawal will result in a higher FlexChoice or GWB Withdrawal Rate.

USE IF FLEXCHOICE, OR GWB RIDERS ARE NOT ELECTED.
                                 -------

   [_] $______________ Pro rata from active investment portfolios. A maximum of an amount equal to 10% of purchase payments may be withdrawn annually under this program.

USE IF FLEXCHOICE OR GWB IS ELECTED.

   [_] Withdrawal amount that increases upon FlexChoice automatic step-up or GWB Automatic step-up to equal 100% of the Annual Benefit Payment upon step-up. This option is not available prior to age 59 1/2 if a FlexChoice rider is elected.

   . Initial withdrawal amount prior to a step-up will equal the remaining unpaid Annual Benefit Payment for the current contract year and will continue unchanged until the next contract anniversary on which a step-up occurs, provided that if you are currently enrolled in the systematic withdrawal program, the initial withdrawal amount prior to a step-up will equal the current systematic withdrawal amount and will continue unchanged until the next contract anniversary on which a step-up occurs.

   [_] $________________ per withdrawal. May not exceed the current Annual
       Benefit Payment amount allowed under the FlexChoice or GWB rider.

   . IMPORTANT: If a FlexChoice rider is elected, then any withdrawal taken prior to age 59 1/2 will be considered an early withdrawal and will reduce your benefit base on a pro-rata basis.

B. FREQUENCY: [_] Monthly  [_] Quarterly

   [_] Start at Issue [_] Start Date: ____________________ (Please pick a day, 1-28.) (If no day is chosen, default date will be monthly contract date.)

C. IMPORTANT TAX INFORMATION - Withdrawals will not be taxed under special exclusion ratio rules applicable to annuity payments. A 10% Federal tax penalty may be assessed against distributions if the Owner is under age 59 1/2. You should consult your tax advisor regarding your personal situation. IF NO SELECTION IS MADE BELOW, THE COMPANY WILL WITHHOLD THE MINIMUM AMOUNT REQUIRED BY THE IRS. If applicable, a State Income Tax election will be made as elected below for Federal Income Tax withholding.

   CHOOSE ONE: [_] Do not withhold Federal Income Taxes [_] Withhold $____________ or ________%

D. PAYMENTS: Payments will be made to the owner. When completed below I wish to utilize Electronic Funds Transfer in the processing of my Systematic Withdrawal. When receiving funds via Electronic Funds Transfer, it may take up to three business days for the funds to appear in your bank account.

Bank/Brokerage Name: ______________________________________________________________________________________________________________

Bank/Brokerage Street Address: ____________________________________________ City, ST ZIP: _________________________________________

Account Number: __________________ ABA Routing Number: ____________________ [_] Checking (please attach a voided check) [_] Savings


                                   Page 7                   ADMINVA-SLWG (05/16)

OPTIONAL PROGRAMS

6. METLIFE eDELIVERY(R)

I (we) authorize MetLife to send documents electronically through its "eDelivery" service regarding my variable annuity and other insurance contracts issued by MetLife or its affiliates. Election of this option means prospectuses and, if applicable, fund reports and other disclosure documents will be delivered to me electronically. I (we) also authorize MetLife to deliver my personal financial information (such as account statements or transaction confirmations), contracts, contract endorsements, privacy and other notices and communications electronically regarding my variable annuity and other insurance contracts issued by MetLife or its affiliates through an electronic service account. To view such documents, I (we) understand I (we) must enroll (with a user name and password) for an electronic service account with MetLife. If I
(we) do not complete the steps necessary to establish an electronic service account, MetLife will deliver copies of such documents in paper to the current address MetLife has on file for me. Whether or not I (we) enroll for an electronic service account, MetLife will deliver prospectuses and fund reports electronically through eDelivery until I (we) separately revoke my eDelivery consent by requesting paper copies of these documents.

I (we) have received, read and agree to the terms of the global electronic consent agreement, which contains important information concerning these services.

[_] Yes    [_] No

If "Yes" is selected, please provide the following email address(es) below. Use the Special Requests section if more space is required.

[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]  Annuitant

[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]  Owner (if different than
                                                                                                     Annuitant)

[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]  Joint Owner (if applicable)

7. AUTOMATIC PAYMENT PROGRAM - NOT AVAILABLE IF A FLEXCHOICE, OR GWB ARE ELECTED

When checked below, I authorize Metropolitan Life Insurance Company, under agreement with MetLife Insurance Company USA, to initiate debit entries from my bank account as instructed by the completed Automatic Payment (AP) Account Agreement form (7252 MLIAUTOPAY) which has been included with this application. I also acknowledge that I have received a copy of the Automatic Payment (AP) Account Agreement form.

[_] Please enroll me in the Automatic Payment Program

8. SPECIAL REQUESTS




9. TRUSTEE CERTIFICATION REQUIREMENT

If Owner is a trust, please complete the Trustee Certification Form ("ANNTRUSTEECERT") and submit it with this application.


                                   Page 8                   ADMINVA-SLWG (05/16)

10. SIGNATURES

By signing below, I (We) acknowledge that we have read and understand the information above.

I understand there is no additional tax benefit obtained by funding an IRA with a variable annuity.

I FURTHER ACKNOWLEDGE THAT I HAVE RECEIVED METLIFE'S CUSTOMER PRIVACY NOTICE.

By signing below, I (we) acknowledge receipt of the Variable Annuity Disclosure Document, if applicable in my state. Please see the State Replacement Forms ("STATEREPS") list for states that require the Variable Annuity Disclosure Document.

If I elected a FlexChoice rider, by signing below, I confirm receipt of the "FlexChoice - Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider Disclosure" form.

For Pennsylvania residents only: If I elected a FlexChoice rider, by signing below, I confirm receipt of the PA GLWB Supplemental Application form.

US TAX CERTIFICATION

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number, and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)

3. I am a U.S. citizen or other U.S. person, and

4. I am not subject to FATCA reporting because I am a U.S. person and the account is located within the United States.

(IF YOU ARE NOT A U.S. CITIZEN OR A U.S. PERSON FOR TAX PURPOSES, PLEASE CROSS OUT THE LAST TWO CERTIFICATIONS AND COMPLETE APPROPRIATE IRS DOCUMENTATION.)

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.



_____________________________________________________      ____________________________________________________
Name of Owner & Title (please print)                       Name of Joint Owner & Title (please print)

______________________________________________________     ____________________________________________________
Signature of Owner                                         Signature of Joint Owner


_______________________________________________. ______    ____________________________________________________
E-mail Address                                             Date

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